SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2004

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12.Not Applicable.
Item 5. Other Events and Regulation FD Disclosures.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12.Not Applicable.

Item 5. Other Events and Regulation FD Disclosures.

On February 24, 2004, Hudson City Bancorp, Inc. (the “Company”) announced the appointment of Scott A. Belair of Ridgewood, New Jersey, to the Board of Directors of the Company, its holding company, Hudson City, MHC, and its principal operating subsidiary, Hudson City Savings Bank. A copy of the Company’s press release announcing such action is attached as Exhibit 99.1 to this Report.

Item 7. Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Press release dated February 24, 2004, announcing the appointment of Scott A. Belair to the Board of Directors of Hudson City Bancorp, Inc.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: February 24, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 24, 2004, announcing the appointment of Scott A. Belair to the Board of Directors of Hudson City Bancorp, Inc.

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